UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2014

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-19608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2809 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 12, 2014, Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company,” “we,” “our,” or “us”), entered into a series of agreements and amendments to existing agreements with affiliates of The Inland Group, Inc. (the “Inland Group”), as described below, pursuant to which the Company has begun the process of becoming entirely self-managed (collectively, the “Self-Management Transactions”). We will not pay an internalization fee or self-management fee to the Inland Group in connection with the Self-Management Transactions.

Since the Company’s inception in 2004, under the supervision of our board of directors, our external business manager has been responsible for managing the Company’s day-to-day operations and our external property managers have been responsible for managing the day-to-day property management operations of our industrial, office and retail properties. As described in more detail below, on March 12, 2014, we agreed with the business manager to terminate our business management agreement, hired all of our business manager’s employees, and acquired the assets necessary to conduct the functions previously performed by our business manager. As a result, we now directly employ our executive officers and the other former employees of the business manager and will no longer pay a fee or reimburse expenses to our business manager. As the first step in taking over management of all our real estate assets (except our lodging properties, which are managed by third parties), we hired certain employees from our property managers; assumed responsibility for performing significant property management activities for our industrial, office and retail properties, including property-level accounting, lease administration, leasing, marketing and construction functions; and amended our property management agreements to reduce our property management fees as a result of our assumption of such responsibilities. As the second step, on December 31, 2014, we expect to take over the remaining property management functions performed by the property managers, terminate our property management agreements, hire the remaining property manager employees and acquire the assets necessary to conduct the remaining functions performed by the property managers. As a consequence, beginning January 1, 2015, we expect to become fully self-managed. We expect that becoming self-managed will positively impact our net income and funds from operations. We cannot, however, estimate the impact due to uncertainties regarding the anticipated transition-related expenses, including the terms and conditions of employment arrangements with persons we are hiring from our business manager and property managers, as well as other infrastructure and information technology costs associated with becoming self-managed.

The Company’s board of directors and management team remain unchanged. Members of the executive team, previously employed by our business manager on our behalf, who are now employed directly by us, include Thomas McGuinness, president; Jack Potts, treasurer and principal financial officer; Anna Fitzgerald, principal accounting officer; and Scott Wilton, secretary.

Each of the agreements underlying the Self-Management Transactions was negotiated on behalf of the Company by a special committee of disinterested directors of our board of directors and was unanimously approved by our entire board of directors. As part of the special committee’s review, analysis and negotiation of the Self-Management Transactions, the special committee retained independent legal counsel and an independent financial advisor.

Master Modification Agreement

On March 12, 2014, the Company; our business manager, Inland American Business Manager & Advisor, Inc. (the “Business Manager”); Inland American Lodging Advisor, Inc., a wholly owned subsidiary of the Business Manager (“ILODGE”); our property managers, Inland American Industrial Management LLC (“Inland Industrial”), Inland American Office Management LLC (“Inland Office”) and Inland American Retail Management LLC (“Inland Retail”); their parent, Inland American Holdco Management LLC (“Holdco” and collectively with Inland Industrial, Inland Office and Inland Retail, the “Property Managers”); and Eagle I Financial Corp. (“Eagle”) entered into a Master Modification Agreement (the “Master Modification Agreement”) pursuant to which we terminated the management agreement with the Business Manager, hired all of the Business Manager’s employees and acquired the assets or rights necessary to conduct the functions previously performed for us by the Business Manager. We also hired certain Property Manager employees and assumed responsibility for performing significant property management activities. We assumed certain limited liabilities of the Business Manager, ILODGE and the Property Managers, including accrued liabilities for employee holiday, sick and vacation time for those Business Manager and Property Manager employees who became our employees and liabilities arising after the closing of the Master Modification Agreement under leases and contracts assigned to the Company. We did not assume, and the Business Manager is obligated to indemnify us against, any liabilities related to the pre-closing operations of the Business Manager or ILODGE. Eagle, an indirect wholly owned subsidiary of the Inland Group, has guaranteed the Business Manager’s indemnity and other obligations under the Master Modification Agreement.

We did not pay an internalization fee or self-management fee in connection with the Master Modification Agreement but reimbursed the Business Manager in the amount of $525,000 for specified transaction related expenses, reimbursed the Property Managers in the amount of approximately $57,000 for telecommunications upgrades for the Property Manager employees we hired at closing and paid $250,000 for certain software owned by Business Manager affiliates. In order to help ensure a successful transition to self-management, we secured the consulting services of Inland Group affiliates for a term of three months at $200,000 per month, which we have the right to extend month-to-month if consulting services are still required. In addition, we have directly retained affiliates of the Business Manager to provide the information technology, investor services and other back-office services that were provided to us through the Business Manager prior to the termination of our business management agreement. The terms of these service agreements remain the same in all material respects and are generally terminable without penalty by either party upon 60 days’ notice. In connection with the closing of the Master Modification Agreement and termination of the business management agreement, we paid a business management fee for January 2014, which totaled approximately $3.1 million. We did not pay a business management fee for February or March. However, we reimbursed the Business Manager for compensation and other ordinary course out-of-pocket expenses it incurred between February 1, 2014 and closing, which totaled approximately $2.9 million. In addition, we reimbursed the Property Managers approximately $750,000 for compensation and out-of-pocket expenses incurred between January 1, 2014 and closing for the Property Manager employees we hired at closing to approximate the economics as though we had hired such employees on January 1, 2014. As described in more detail below, property management fees charged to the Company were reduced effective January 1, 2014 to reflect, among other things, our hiring of the Property Manager employees at closing and the services that were no longer being performed by the Property Managers. We also agreed to assume responsibility for the compensation-related expenses of the Business Manager employees and the Property Manager employees hired at closing effective March 1, 2014.

The Master Modification Agreement contains representations, warranties, covenants and agreements among the parties, including, without limitation, requirements to provide transferred employees with compensation no less than, and benefits substantially comparable in the aggregate to, their current compensation and benefits, obligations for the parties to respond to each other’s requests for information and assistance during a one-year transitional period and adherence by the parties to covenants of confidentiality. In addition, the representations, warranties, covenants and agreements are qualified by and subject to exceptions and other limitations contained in the Master Modification Agreement and the schedules thereto.

The Master Modification Agreement contains indemnification obligations of each party with respect to assumed liabilities and retained liabilities, as applicable, breaches of their respective representations, warranties, covenants and certain other designated matters. The parties’ indemnification obligations for breaches of certain of their respective representations and warranties are subject to a $375,000 deductible and a liability cap of $4 million to $1 million depending on the timing of an indemnity claim. For the Company, its representations and warranties with respect to corporate organization, authority to consummate the transactions contemplated by the agreement, noncontravention, and brokers and finders are treated as fundamental representations and warranties and claims arising under them are not subject to a deductible or liability cap. For the Business Manager and the Property Managers, their representations and warranties with respect to similar matters and also title and sufficiency of assets, taxes and benefit plans are treated as fundamental representations and warranties and claims arising under them are not subject to a deductible or liability cap. The Business Manager’s and the Property Managers’ indemnity obligations are guaranteed by Eagle.

The information set forth herein with respect to the Master Modification Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Master Modification Agreement, which is filed as Exhibit 2.1 hereto and incorporated into this Item 1.01 by reference. The representations and warranties in the Master Modification Agreement are the product of negotiation among the parties thereto and are for the sole benefit of such parties. Any inaccuracies of such representations and warranties are subject to waiver by such parties in accordance with the Master Modification Agreement without notice or liability to any other person.

Asset Acquisition Agreement

On March 12, 2014, the Company entered into an Asset Acquisition Agreement (the “Asset Acquisition Agreement”) with the Property Managers and Eagle, pursuant to which the Company has agreed to terminate the management agreements with the Property Managers at the end of 2014, hire the remaining Property Manager employees and acquire the assets or rights necessary to conduct the remaining functions performed for us by the Property Managers. We agreed to assume certain limited liabilities, including accrued liabilities for employee holiday, sick and vacation time for Property Manager employees that become our employees and liabilities arising after the closing of the Asset Acquisition Agreement under leases and other contracts that we decide to assume in the transaction. We will not assume any liabilities related to the pre-closing operations of the Property Managers, and we will not pay an internalization fee or self-management fee in connection with the Asset Acquisition Agreement. The Asset Acquisition Agreement contains termination rights and closing conditions for both us and the Property Managers, and we expect to consummate the transactions contemplated thereby on December 31, 2014.

The Asset Acquisition Agreement contains representations, warranties, covenants and agreements among the parties, including, without limitation, covenants for the ordinary course operation of the Property Managers prior to the closing, requirements to provide transferred employees with compensation no less than, and benefits substantially comparable in the aggregate to, their current compensation and benefits, obligations for the parties to respond to each other’s requests for information and assistance during a one-year transitional period, and adherence by the parties to covenants of confidentiality. In addition, the representations, warranties, covenants and agreements are qualified by and subject to exceptions and other limitations contained in the Asset Acquisition Agreement and the schedules thereto.

The Asset Acquisition Agreement contains indemnification obligations of each party with respect to assumed liabilities and retained liabilities, as applicable, breaches of their respective representations, warranties, covenants and certain other designated matters. The parties’ indemnification obligations for breaches of certain of their respective representations and warranties are subject to a $375,000 deductible and a liability cap of $4 million to $1 million depending on the timing of an indemnity claim. As under the Master Modification Agreement, similar representations and warranties of the Company and the Property Managers are treated as fundamental representations and warranties and claims arising under them are not subject to a deductible or liability cap. The Property Managers’ obligations under the Asset Acquisition Agreement, including their indemnity obligations, are guaranteed by Eagle.

The information set forth herein with respect to the Asset Acquisition Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Asset Acquisition Agreement, which is filed as Exhibit 2.2 hereto and incorporated into this Item 1.01 by reference. The representations and warranties in the Asset Acquisition Agreement are the product of negotiation among the parties thereto and are for the sole benefit of such parties. Any inaccuracies of such representations and warranties are subject to waiver by such parties in accordance with the Asset Acquisition Agreement without notice or liability to any other person.

Amended and Restated Property Management Agreements

On March 12, 2014, the Company entered into separate Amended and Restated Master Management Agreements (collectively, the “Amended Property Management Agreements”) with each of the Property Managers (excluding Holdco), pursuant to which the Property Managers will continue to provide property management services to the Company through December 31, 2014, other than the property-level accounting, lease administration, leasing, marketing and construction functions that we began performing pursuant to the Master Modification Agreement. With retroactive effect to January 1, 2014, the Amended Property Management Agreements reduced the property management fees charged in respect of most of our multi-tenant retail properties from 4.5% of gross income generated by the applicable property to 3.5% for the first six months of 2014 and to 3.25% for the last six months of 2014, and reduced fees charged in respect of our multi-tenant office properties from 3.75% of gross income generated by the applicable property to 3.5% for the first six months of 2014 and to 3.25% for the last six months of 2014. In addition, the Amended Property Management Agreements reduced the change in control fees payable by us in the event of certain specified transactions from 70% of expected Property Manager revenue to 60% of expected Property Manager revenue.

The information set forth herein with respect to the Amended Property Management Agreements does not purport to be complete in scope and is qualified in its entirety by the full text of the Amended Property Management Agreements, filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto and incorporated by reference into this Item 1.01.

Item 1.02.	Termination of a Material Definitive Agreement.

Business Management Agreement and Letter Agreement Termination

On March 12, 2014, the Company terminated that certain First Amended and Restated Business Management Agreement, dated as of July 30, 2007, as amended (the “Business Management Agreement”), by and between the Company and the Business Manager, under which we paid the Business Manager a fee to manage the Company’s day-to-day operations under the supervision of our board of directors, and that certain Letter Agreement, dated as of May 4, 2012 (the “Letter Agreement”), by and between the Company and the Business Manager, under which the fees we paid under the Business Management Agreement were reduced for certain costs we incurred in connection with a certain U.S. Securities and Exchange Commission (“SEC”) investigation. We terminated the Business Management Agreement and the Letter Agreement upon entering into the Master Modification Agreement, as described in Item 1.01 above, and will no longer pay a management fee or expense reimbursements to the Business Manager. The Company did not pay or receive a termination fee in connection with the terminations, and pursuant to the Master Modification Agreement, the Company will not pay the Business Manager a management fee for February or March 2014, but will reimburse the Business Manager for compensation-related expenses and ordinary course, out-of-pocket expenses incurred during that time period. As a result of terminating the Letter Agreement in conjunction with terminating the Business Management Agreement, we will no longer be effectively reimbursed for the costs we incur in connection with the SEC investigation.

The information in this Item 1.02 with respect to the Business Management Agreement and the Letter Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of (i) the Business Management Agreement, which was filed as Exhibit 10.1 to the Form 8-K filed by the Company with the SEC on August 3, 2009, and is incorporated into this Item 1.02 by reference, (ii) the Letter Agreement, which was filed as Exhibit 10.1 to the Form 10-Q filed by the Company with the SEC on August 10, 2012, and is incorporated into this Item 1.02 by reference, and (iii) the Amendment to the Business Management Agreement, dated as of July 30, 2013, by and between the Company and the Business Manager, which was filed as Exhibit 10.1 to the Form 8-K filed by the Company with the SEC on August 2, 2013 and is incorporated into this Item 1.02 by reference.

Property Acquisition Agreement and Indemnity Agreement Termination

On March 12, 2014, the Company terminated that certain First Amended and Restated Property Acquisition Agreement, dated as of July 30, 2007 (the “Acquisition Agreement”), by and between the Company and Inland Real Estate Acquisitions, Inc., an affiliate of the Inland Group (“IREA”), under which IREA provided property acquisition services to the Company, and that certain Indemnity Agreement, dated as of June 9, 2008 (the “Indemnity Agreement”), by and between the Company and IREA, under which the Company indemnified IREA for certain liabilities in connection with IREA providing the Company such acquisition services. The agreements were terminated in connection with the execution of the Master Modification Agreement and our transition to self-management. The Company did not pay or receive a termination fee in connection with the terminations.

The information in this Item 1.02 with respect to the Acquisition Agreement and the Indemnity Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of (i) the Acquisition Agreement, which was filed as Exhibit 10.3.1 to the Amendment No. 1 to the Form S-11 Registration Statement filed by the Company with the SEC on July 31, 2007, and is incorporated into this Item 1.02 by reference, and (ii) the Indemnity Agreement, which was filed as Exhibit 10.177 to the Form 8-K filed by the Company with the SEC on June 13, 2008, and is incorporated into this Item 1.02 by reference.

Item 7.01.	Regulation FD Disclosure.

On March 13, 2014, the Company issued a press release announcing the transactions described herein. Attached to this Current Report is a copy of the press release as Exhibit 99.1.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements.

This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about the anticipated effect of and timing of our transition to self-management, including the anticipated timing of the closing of the transactions contemplated by the Asset Acquisition Agreement. The Company intends these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of complying with those safe-harbor provisions. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among other things, our ability to successfully manage the transition to self-management, the satisfaction of closing conditions and the anticipated timing of consummating the transactions with our property managers, general market conditions and economic challenges, our ability to enforce indemnification obligations, and the risks discussed in our filings with the SEC, including the risks identified in the “Risk Factors” section of our Annual Report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

In reviewing the agreements included as exhibits to this Current Report, please remember they are included to provide information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement; should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement; may apply standards of materiality in a way that is different from what may be viewed as material to investors; and were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments. Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

(d)	Exhibits

Exhibit No.	Description

2.1*	Master Modification Agreement, dated as of March 12, 2014, by and among Inland American Real Estate Trust, Inc., Inland American Business Manager & Advisor, Inc., Inland American Lodging Corporation, Inland American Holdco Management LLC, Inland American Retail Management LLC, Inland American Office Management LLC, Inland American Industrial Management LLC and Eagle I Financial Corp.

2.2*	Asset Acquisition Agreement, dated as of March 12, 2014, by and among Inland American Real Estate Trust, Inc., Inland American Holdco Management LLC, Inland American Retail Management LLC, Inland American Office Management LLC, Inland American Industrial Management LLC and Eagle I Financial Corp.

10.1	Amended and Restated Master Management Agreement, dated as of March 12, 2014, by and between Inland American Real Estate Trust, Inc. and Inland American Retail Management LLC

10.2	Amended and Restated Master Management Agreement, dated as of March 12, 2014, by and between Inland American Real Estate Trust, Inc. and Inland American Office Management LLC

10.3	Amended and Restated Master Management Agreement, dated as of March 12, 2014, by and between Inland American Real Estate Trust, Inc. and Inland American Industrial Management LLC

99.1	Press Release of Inland American Real Estate Trust, Inc., dated March 13, 2014

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Inland American Real Estate Trust, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: March 13, 2014

	By:	/s/ Jack Potts
	Name	Jack Potts
	Title:	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Master Modification Agreement, dated as of March 12, 2014, by and among Inland American Real Estate Trust, Inc., Inland American Business Manager & Advisor, Inc., Inland American Lodging Corporation, Inland American Holdco Management LLC, Inland American Retail Management LLC, Inland American Office Management LLC, Inland American Industrial Management LLC and Eagle I Financial Corp.

2.2*	Asset Acquisition Agreement, dated as of March 12, 2014, by and among Inland American Real Estate Trust, Inc., Inland American Holdco Management LLC, Inland American Retail Management LLC, Inland American Office Management LLC, Inland American Industrial Management LLC and Eagle I Financial Corp.

10.1	Amended and Restated Master Management Agreement, dated as of March 12, 2014, by and between Inland American Real Estate Trust, Inc. and Inland American Retail Management LLC

10.2	Amended and Restated Master Management Agreement, dated as of March 12, 2014, by and between Inland American Real Estate Trust, Inc. and Inland American Office Management LLC

10.3	Amended and Restated Master Management Agreement, dated as of March 12, 2014, by and between Inland American Real Estate Trust, Inc. and Inland American Industrial Management LLC

99.1	Press Release of Inland American Real Estate Trust, Inc., dated March 13, 2014

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Inland American Real Estate Trust, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.